UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2016

Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On January 15, 2016, Bellicum Pharmaceuticals, Inc. (the “Company”) entered into a registration rights agreement (the “Agreement”) with Baker Brothers Life Sciences, L.P., 667, L.P. and 14159, L.P. (collectively, “Baker Brothers”), pursuant to which Baker Brothers is entitled to certain resale registration rights with respect to shares of the Company’s common stock held by Baker Brothers (“Registrable Securities”). Under the Agreement, following a demand by Baker Brothers, the Company is obligated to file a resale registration statement on Form S-3, or other appropriate form, covering Registrable Securities held by Baker Brothers (the “Resale Registration Shelf”), and to keep the Resale Registration Shelf effective until the earlier of (i) all Registrable Securities covered by the Resale Registration Statement have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 of the Securities Act of 1933, as amended (“Rule 144”), or (ii) all Registrable Securities covered by the Resale Registration Statement otherwise cease to be considered Registrable Securities pursuant to the terms of the Agreement. Under the Agreement, Baker Brothers has the right to one underwritten public offering per calendar year, but no more than three underwritten public offerings in total, to effect the sale or distribution of its Registrable Securities, subject to specified exceptions, conditions and limitations. The Agreement requires the Company to bear expenses incurred by the Company in effecting any registration pursuant to the Agreement, and up to $50,000 of expenses per underwritten public offering for counsel for Baker Brothers, and also includes customary indemnification obligations in connection with registrations conducted pursuant to the Agreement. The rights of Baker Brothers under the Agreement terminate automatically upon the earlier to occur of the following events: (i) all Registrable Securities covered by the Agreement have been sold pursuant to an effective registration statement; (ii) all Registrable Securities covered by the Agreement have been sold by pursuant to Rule 144, or other similar rule; (iii) all Registrable Securities covered by the Agreement may be resold without limitations as to volume or manner of sale pursuant to Rule 144; or (iv) 10 years after the date of the Agreement.
In addition, as a condition to the Company’s execution and delivery of the Agreement, Baker Brothers irrevocably waived any and all registration rights accruing or attributable to Baker Brothers and its affiliated entities and/or any other entity controlled by, controlling or under common control with any of the preceding persons, pursuant to and that certain Second Amended and Restated Investor Rights Agreement, dated August 22, 2014, by and among the Company and the Investors set forth therein and party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: January 15, 2016	By:	/s/ Ken Moseley
Ken Moseley Senior Vice President and General Counsel